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[LOGO]

Creating new pathways for the delivery
of essential medical therapies

Nasdaq: MEDM

©2003 Medamicus® all rights reserved	[LOGO]

Forward Looking Statement

•                  Certain of the statements contained in this presentation may be considered forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. To the extent that any of the statements contained herein relating to Medamicus products and markets and operating results are forward-looking, such statements are based on current expectations that involve a number of uncertainties and risks. Such uncertainties and risks are detailed in reports that Medamicus has filed with the U.S. Securities and Exchange Commission (SEC) including the most recent Joint Proxy Statement and Prospectus on Form S-4.

Medamicus is ….

a leader in the development and commercialization of specialized vascular access devices and stimulation leads that enable the delivery of advanced cardiovascular and neurological  therapies.

Investment Considerations

•                  Rapidly growing markets

•                  Market leadership

•                  Robust, proprietary product pipeline

•                  Significant barriers to entry

•                  Excellent financial position

•                  Experienced management team

•                  Poised for strong growth

What are leads and introducers?

Leads: Electrical conduits that transmit therapeutic impulses from a generator (e.g. a pacemaker) to a specific site in the body

Adapters: Electrical connectors that allow one generation of pacemakers to be connected to another generation pacing lead

Introducers: Conduits placed in the vascular system that allow therapeutic devices to be delivered to a specific site in the body

The New Medamicus

Delivering Therapies

Medamicus, Inc.
Jim Hartman
CEO & Chair

Medamicus Division		BCI Division
Mark Kraus		Vince Owens
President		President

• Single use access products and advanced delivery systems		• Implantable stimulation leads and pacemaker lead adaptors
• Value-added contract manufacturing		• Value-added contract manufacturing

The Market Opportunity

2003 Market Opportunity

$166 Mil.

[CHART]

2007 Market Opportunity

$405 Mil.

[CHART]

Growth Drivers

•                  Trend toward minimally invasive procedures

•                  Aging population

•                  New and emerging  therapy advances requiring more sophisticated delivery systems

•                  Cardiovascular
congestive heart failure, atrial fibrillation, septal defect repair, mapping and ablation

•                  Neurological
Parkinson’s, epilepsy, pain management, incontinence, motor control

•                  Aligned with market leaders

Medamicus Division

Venous Vessel Introducers

[GRAPHIC]

Safety Needles

[GRAPHIC]

Advanced Introducer Systems

[GRAPHIC]

Market Leadership

•                  Venous Vessel Introducers

•                  Core product line

•                  Family of percutaneous introducers with proprietary features

•                  Creates a conduit for placement of infusion catheters, pacing leads, implantable ports

•                    Distribution through major medical device companies

•                  New family of valved introducers launched in 2003

High Growth Segment

•      Safety Needles (Axia RSN™)

•     Use mandated by federal law to reduce accidental needle sticks

•      Exclusive license with Med-Design for venous and arterial access markets

•      Beginning of product sales ramp

•      Major contracts – Medtronic, Cook, Bard

New Opportunities

•      Advanced Introducer Delivery Systems

•      Proprietary expertise and technology in steerable introducers enabling less invasive access to heart and cardiovascular system

•      12 contract development projects underway on innovative new technologies

•      3 patents pending

•      Enabling emerging therapies

•      Potential for substantial long term revenue

•      10 to 50x ASP over current introducer products

Barriers to Entry

•      World’s largest manufacturer of venous introducer products

•      40% unit market share

•      Broadest product line in industry

•      Unblemished safety record and reputation for excellence

•      Strong patent portfolio

•      Long-term supply agreements with industry leaders

•      Preferred partner for development stage therapies

New Proprietary Product Pipeline

•      FlowGuard™ Introducer

•      Valved to reduce air embolisms and blood loss

•      Q1’04 relaunch in hemodialysis market

•      2004 launch of smaller version for port and pacing applications

•      Potential to become standard of care

•      PICC Safety Introducer

•     new proprietary, safety design to prevent needle sticks when inserting infusion catheters

•      Simplifies procedure

•      Scheduled mid-year launch

•      Peripheral Steerable Delivery Catheter

•      Foundation for our own line of advanced introducers

BCI Product Line

• Proprietary implantable leads for Cardiac Rhythm Management systems:	[GRAPHIC]
• Pacemakers
• Cardiac Resynchronization Therapy (CRT)
• Pacing lead adapters	[GRAPHIC]
• Pacemakers and Implantable Cardioverter Defibrillators (ICD)
• Value-added contract manufacturing
• Leads, implant tools, adapters, and pacing accessories

Unique Solutions

•      Epicardial leads - Myopore®

•      Heart failure patients/post open-heart surgery; pediatric pacing

•      15,000 implants worldwide since 1989

•      Patents for pacing electrode and method of drug (steroid) elution.

•      Only company with bipolar, suture-less epicardial lead for CRT patients

•      Implant tools - FasTac®

•      Patented design

•      Facilitates quick, accurate placement for Myopore® leads

•      Minimizes trauma and intervention

BCI New Product Development

•      Drug-eluting pacing lead

•     epicardial lead with anti-inflammatory drug

•      Next generation, minimally invasive steerable implant tool

•      For epicardial lead placement on left side of heart for CRT patients

•      Next generation epicardial lead and delivery system for minimally invasive implantation

Growth Opportunities

•      Stimulation leads

•      4 proprietary lead development projects

•      6 contract development projects for emerging therapies with long term revenue potential

•      CRM industry leaders to medical start-ups

•      Adapters for Pacemakers

•      Adapts existing implanted leads to newly developed pacemakers

•      Pacemakers are replaced every 5-7 yrs

•      800,000 pacemakers implanted annually

•      CRM industry adopting new IS-4 connector standard

BCI Acquisition

•                  Similar business models

•                  Expands Medamicus product line to complementary high growth markets

•                  Broadens IP portfolio

•                  Diversifies OEM customer base

•                  Brings additional management talent

•                  175% third quarter revenue growth

•                  Closed today!

BCI Acquisition Terms

•                  $18 million acquisition price:

•                  $10 million cash

•                  $1 million assumed liabilities

•                  933,333 new shares issued valued at $7 million

•                  Contingent performance payments - ‘03/04

•                  Obtained $5 million loan/$3 million line of credit for transaction and future growth

Merger Synergies

•                  Product Development

•                  Apply sophisticated delivery systems to accomplish precise placement of stimulation leads in heart, brain and spinal cord

•                  Product Lines

•                  Joint sales efforts with big three pacing companies

•                  Shows, literature and other combined marketing activities

•                  Administrative

•                  Leverage off Medamicus infrastructure

Blue Chip Customer Base

[LOGO]

Combined IP Portfolio

•                  Medamicus Division

•                  8 patents covering features of venous introducer products

•                  7 patents pending covering all product areas

•                  4 applications in preparation

•                  BCI

•                  9 patents covering aspects of leads, introducers and drug-eluting leads

•                  1 application in preparation

Medamicus Financial Results

Third Quarter

(In 000’s)	2003	%	2002	%	Change%
Sales	$4,042	100.0%	$4,542	100.0%	-11.0%
Gross Profit	1,632	40.4%	2,154	47.4%	-24.2%
Expenses
R&D	460	11.4%	383	8.4%	20.1%
S&M, G&A, Other	567	14.0%	543	12.0%	4.4%
Total Expenses	1,027	25.4%	926	20.4%	10.9%
Pretax Income	605	15.0%	1,228	27.0%	-50.7%
Net Income	$381	9.4%	$761	16.8%	-49.9%
Diluted EPS	$0.08		$0.15

Medamicus Financial Results

Nine Months

(In 000’s)	2003	%	2002	%	Change %
Sales	$13,048	100.0%	$13,222	100.0%	-1.3%
Gross Profit	5,522	42.3%	6,141	46.4%	-10.1%
Expenses
R&D	1,201	9.2%	1,238	9.4%	-3.0%
S&M, G&A, Other	1,960	15.0%	1,699	12.8%	15.4%
Total Expenses	3,161	24.2%	2,937	22.2%	7.6%
Pretax Income	2,361	18.1%	3,204	24.2%	-26.3%
Net Income	$1,488	11.4%	$1,986	15.0%	-25.1%
Diluted EPS	$0.30		$0.40

BCI Financial Results

Third Quarter and Nine Months

	Third Quarter
(In 000’s)	2003	2002	Change	Change%
Sales	$2,777	$1,019	$1,758	173%
Pretax Income (Loss)	$287	$(50)	$337

	Nine Month
(In 000’s)	2003	2002	Change	Change%
Sales	$7,285	$3,087	$4,198	136%
Pretax Income (Loss)	$783	$(115)	$898

Medamicus Balance Sheet Highlights

As of Sept 30 and Pro Forma

	Sept 30	Pro Forma
Assets
Cash	$6,575	$674
Receivables, Inventory, Prepaids, Other	4,235	7,885
Property, Plant & Equipment, Net	5,291	6,308
Intangibles & Goodwill, Net	2,447	16,671
Total Assets	$18,548	$31,538

	Sept 30	Pro Forma
Liabilities & Shareholders’ Equity
Payables, Accrued Expenses, Taxes Payable	$1,253	$2,243
Notes Payable Current	65	1,065
Long Term Liabilities	249	4,249
Shareholders’ Equity	16,981	23,981
Total Liabilities & Shareholders’ Equity	$18,548	$31,538

Poised for Growth

•                  New products serving large and rapidly growing CRM and interventional radiology markets

•                  Expanding from traditional venous introducers to sophisticated introducer delivery systems

•                  Expanded product line in high growth areas and broader customer base from Biomec acquisition

•                  Entering international markets

•      Aligned with market leaders

Poised for Growth

2004 Combined Operating Goals & Model

		2004	Model
•	Revenue growth goal	70-80%	DD *
•	Gross margin	42-44%	48%
•	SG&A	14-16%	15%
•	R&D	9-11%	10%
•	Operating margin	15-20%	23%
•	Tax rate	37%
•	Shares Outstanding	5.7 million

*Double Digit and greater than intrinsic market growth

Investment Considerations

•      Rapidly growing markets

•      Market leadership

•      Robust, proprietary product pipeline

•      Significant barriers to entry

•      Excellent financial position

•      Experienced management team

•      Sound business model

•      Poised for strong growth

[LOGO]

Nasdaq: MEDM